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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


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                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  June 22, 1998.

                         MARKS BROS. JEWELERS, INC.
           (Exact name of registrant as specified in its charter)



         Delaware                   0-028176                     36-1433610
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)

           155 North Wacker Drive
           Suite 500
           Chicago, Illinois                             60606
           (Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code:  312-782-6800



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Item 5. Other Events.

        On June 22, 1998, the registrant issued a press release announcing its agreement to purchase substantially all of the assets of 36 jewelry stores operating under the Jewel Box name from Carlyle & Co. Jewelers, headquartered in Greensboro, North Carolina, for approximately $22 million in cash, subject to completion of due diligence, landlord consents and bank financing arrangements. Additional details are set forth on the press release attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

            (c)  Exhibits

            The exhibit accompanying this report is listed in the accompanying
        Exhibit Index.




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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MARKS BROS. JEWELERS, INC.
                                   (Registrant)


                                   By: /s/ John R. Desjardins
                                       ------------------------------------
                                       Executive Vice President, Finance
                                         & Administration, Treasurer and
                                         Secretary


Date: June 24, 1998



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                                EXHIBIT INDEX
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     The following exhibit is filed herewith as noted below.


     Exhibit No.                          Exhibit
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         99                   Press Release dated June 22, 1998




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